UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2015

Behringer Harvard Short-Term Opportunity Liquidating Trust

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2015, Michael J. O’Hanlon notified Behringer Harvard Short-Term Opportunity Liquidating Trust’s managing trustee, Behringer Harvard Advisors II LP (the “Managing Trustee”), of his decision to resign, effective immediately, as the Chief Executive Officer and President of the Managing Trustee and all other officer positions with the Managing Trustee and with the Trust’s subsidiaries. The Managing Trustee’s general partner appointed the Managing Trustee’s Chairman, Robert S. Aisner, to serve as Chairman, Chief Executive Officer and President effective January 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Behringer Harvard SHORT-TERM OPPORTUNITY Liquidating Trust

	By:	Behringer Harvard Advisors II LP
Managing Trustee of Behringer Harvard Short-Term Opportunity Liquidating Trust

Dated: January 7, 2015	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer